                          Van Kampen American Capital


                                  CONVERTIBLE
                                SECURITIES FUND


                               Semi-Annual Report
                                 June 30, 1997


                                   [ARTWORK]



        ______ A Wealth of Knowledge . A Knowledge of Wealth(TM)______

                          Van Kampen American Capital

            Table of Contents

Letter to Shareholders.................. 1

Performance Results..................... 4

Portfolio of Investments................ 5

Statement of Assets and Liabilities.....11

Statement of Operations.................12

Statement of Changes in Net Assets......13

Financial Highlights....................14

Notes to Financial Statements...........16

Dividend Reinvestment Plan..............19


ACS SAR 08/97

                            Letter to Shareholders

                                    [PHOTO]
                     Dennis J. McDonnell and Don G. Powell

July 10, 1997

Dear Shareholder,
     As you know, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that these changes will continue to work to the benefit of our fund shareholders.

Economic Review
     Convertible securities were supported by declining interest rates and continued strength in the equity market, rising 9.53 percent during the reporting period, while the underlying common stock appreciated 11.22 percent, according to the Merrill Lynch Convertible Index. In other words, convertibles participated in 84 percent of the returns of the underlying common stock, while enjoying the lower levels of risk inherent in convertible securities.
     The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The economy grew at a remarkably strong pace in the first quarter of the year, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average had rallied to record-breaking heights and recouped its losses. Generally, large, well-established companies weathered the past six months better than their smaller competitors. The reporting period ended on a positive note, as stocks surged ahead through the end of June.
     Conditions in the bond market were not quite as favorable, as bond prices began to fall when the economy picked up speed. In addition, Federal Reserve Board Chairman Alan Greenspan warned that a tighter monetary policy might be appropriate, which ignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest 0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, it had slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses. The bond market rallied through June, with the 30-year Treasury bond yield closing out the reporting period at 6.79 percent.

                                                           Continued on page two

Portfolio Strategy

     As always, we manage the Convertible Securities Fund for current income, capital appreciation, and preservation of capital by investing primarily in convertible securities. In general, we have a prudent investment approach, focusing on high-quality issues and diversifying across many market sectors. We see the Convertible Securities Fund as a defensive way to participate in the stock market-returns of convertible securities have tended to move in unison with their underlying common stock while typically offering higher current yield. As such, investments in convertible securities can lessen the impact of a broad market correction.
     At the end of the reporting period, the portfolio consisted of 76 percent convertible securities, 11 percent common stock, and 13 percent U.S. government obligations and other short-term investments. Our weighting in common stock is a bit low for the Fund, because we believe the recent instability in the stock market warrants some caution. However, common stocks do give us exposure to segments of the market that are inaccessible to convertibles, so we like to maintain a portion of our assets here. In selecting stocks, we focus on large, established growth companies because they historically have provided the potential for capital appreciation with less volatility than small-company stock.
     This year, the best-performing sectors in the convertible securities market were transportation, technology, and financial services. Transportation securities make up only 1.9 percent of the convertible market and, consequently, just a small portion of the Fund's portfolio. As a result, the impact of its strong performance was modest. Our holdings in the technology and finance sectors were much larger and had a greater influence on the Fund. In January, the portfolio benefited from an overweighting in semiconductors, as the technology sector performed well. April and May saw another surge, and we increased our exposure, although we were underweighted overall in technology.
     February was a strong month for the finance sector, and our overweighting allowed us to capture some significant gains. However, the Fed raised interest rates in March and triggered a drop in financial securities, which we believed was an overreaction to the Fed's decision. This decrease canceled out the positive returns of the previous month and accounted for the majority of the Fund's losses during the period. We have reduced our weighting as a result.
     Similar to the broad market, convertible securities of large, blue chip companies outperformed convertibles of smaller companies. Holdings such as Chevron, Pennzoil, Host Marriott, and Hilton Hotels allowed us to take advantage of large-company dominance during the period. Other holdings that appreciated during the period included Conseco (a financial services holding company), Home Depot (a home and garden hardware retailer), and Danka Business Systems (an automated office equipment supplier).

Performance Summary
     For the six-month period ended June 30, 1997, the Fund generated a total return of 7.93 percent/1/ at market price. The Fund's return reflects the change in market price per share on the New York Stock Exchange from $21.125 on December 31, 1996 to $22.250 on June 30, 1997, and dividends and capital gains totaling $0.5325 per share. Please refer to the chart on page four for additional Fund performance results.

                                                        Continued on page three

Outlook
     Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. We anticipate a continuation of strong but not exorbitant market returns, which should be very favorable for convertible securities, because they have traditionally performed well when interest rates are declining and the stock market is moderately strong. As the stock market continues to climb, it becomes increasingly sensitive-even minor events can trigger declines. In this environment, convertibles are considered defensive investments, having performed competitively in up markets while reducing the negative effects of down markets. As such, we expect this to be a good year for the Convertible Securities Fund.

Sincerely,

/s/ Don G. Powell              /s/ Dennis J. McDonnell
Don G. Powell                  Dennis J. McDonnell
Chairman                       President
Van Kampen American Capital    Van Kampen American Capital
Asset Management, Inc.         Asset Management, Inc.

                                               Please see footnotes on page four

            Performance Results for the Period Ended June 30, 1997

            Van Kampen American Capital Convertible Securities Fund
                           NYSE Ticker Symbol - ACS


Total Returns

Six-month total return based on market price/1/.........................   7.93%

Six-month total return based on NAV/2/..................................   8.94%


Distribution Rate

Distribution rate as a % of closing common stock price/3/...............   3.96%


Share Valuations

Net asset value......................................................... $ 25.99

Closing common stock price.............................................. $22.250

Six-month high common stock price (06/17/97)............................ $22.375

Six-month low common stock price (04/14/97)............................. $20.000


/1/ Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/ Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)
================================================================================

Par
Amount
(000)     Description                                                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------------------------
          Convertible Debt 50.9%
          Consumer Distribution 8.5%

$  520    Danka Business Systems PLC............................       6.750%   04/01/02    $  769,600
   500    Eagle Hardware, Inc...................................       6.250    03/15/01       678,125
   400    Federated Dept. Stores, Inc...........................       5.000    10/01/03       476,500
   830    Home Depot, Inc.......................................       3.250    10/01/01       947,237
   425    Inacom Corp...........................................       6.000    06/15/06       624,219
   650    Mens Wearhouse, Inc...................................       5.250    03/01/03       721,500
   550    Pier 1 Imports, Inc...................................       5.750    10/01/03       855,250
   740    Rite Aid Corp., LYON..................................           *    07/24/06       594,775
   400    Staples, Inc., 144A - Private Placement (a)...........       4.500    10/01/00       481,000
   850    U.S. Office Products Co...............................       5.500    02/01/01     1,040,188
                                                                                            ----------
                                                                                             7,188,394
                                                                                            ----------
          Consumer Non-Durables 0.5%

   500    Einstein/Noah Bagel Corp., 144A - Private
          Placement (a).........................................       7.250    06/01/04       431,875
                                                                                            ----------

          Consumer Services 11.3%

 1,200    HFS, Inc..............................................       4.750    03/01/03     1,380,000
   375    Hilton Hotels Corp....................................       5.000    05/15/06       398,437
   400    Imax Corp. (Canada)...................................       5.750    04/01/03       514,000
   550    National Data Corp....................................       5.000    11/01/03       584,375
   915    Omnicom Group, Inc....................................       4.250    01/03/07     1,100,287
 1,250    Prime Hospitality Corp................................       7.000    04/15/02     2,162,500
 3,275    Rogers Communications, Inc., (Canada), LYON...........           *    05/20/13     1,355,031
 3,350    Time Warner, Inc., LYON...............................           *    06/22/13     1,541,000
 1,200    Times Mirror, Inc., LYON, 144A - Private
          Placement (a).........................................           *    04/15/17       486,000
                                                                                            ----------
                                                                                             9,521,630
                                                                                            ----------

          Energy 6.7%

   825    Consolidated Natural Gas Co...........................       7.250    12/15/15       891,000
   500    Diamond Offshore Drilling, Inc........................       3.750    02/15/07       581,875
   350    Lomak Petroleum, Inc., 144A - Private
          Placement (a).........................................       6.000    02/01/07       393,750
   500    Nabors Industries, Inc................................       5.000    05/15/06       752,500

                                       5       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Par
Amount
(000)     Description                                                 Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------------------
          Energy (Continued)

 $  400   Offshore Logistics, Inc., 144A - Private
          Placement (a).........................................       6.000    12/15/03    $  432,000
    830   Pennzoil Co...........................................       4.750    10/01/03     1,059,287
  1,000   SFP Pipeline Holdings, Inc............................      11.163    08/15/10     1,230,743
    350   Swift Energy Co.......................................       6.250    11/15/06       351,750
                                                                                            ----------
                                                                                             5,692,905
                                                                                            ----------
          Finance 5.8%

    235   Aames Financial Corp..................................       5.500    03/15/06       259,087
    150   American Travellers Corp..............................       6.500    10/01/05       432,375
    600   Berkshire Hathaway Salomon, Inc.......................       1.000    12/03/01       628,500
  1,600   Deutsche Bank Financial, Inc., 144A - Private
          Placement (a).........................................           *    02/12/17       736,000
    350   Equitable Cos.........................................       6.125    12/15/24       472,062
    600   Lai Fung Overseas.....................................       5.750    02/05/98       559,500
STRYPES   Merrill Lynch, 10,000 shares (convertible into 8,333
          MGIC Investment Corp. common shares)..................       6.500    08/15/98       820,173
STRYPES   Merrill Lynch, 23,500 shares (convertible into
          19,261 Cox Communication common shares)...............       6.000    06/01/99       558,434
STRYPES   Merrill Lynch,11,000 shares (convertible into 9,092
          IMC Global common shares).............................       6.250    07/01/01       412,500
                                                                                            ----------
                                                                                             4,878,631
                                                                                            ----------
          Healthcare 5.5%

  1,100   Alza Corp.............................................       5.000    05/01/06     1,105,500
    860   Chiron Corp...........................................       1.900    11/17/00       788,512
    250   PhyCor, Inc...........................................       4.500    02/15/03       270,000
    425   Renal Treatment Centers, Inc., 144A - Private
          Placement (a).........................................       5.625    07/15/06       420,750
    250   Rotech Medical Corp...................................       5.250    06/01/03       246,250
    160   Sepracor, Inc., 144A - Private Placement (a)..........       7.000    12/01/02       231,000
    275   Tenet Healthcare Corp.................................       6.000    12/01/05       348,906
    565   United Technologies Corp..............................           *    09/08/97     1,235,938
                                                                                            ----------
                                                                                             4,646,856
                                                                                            ----------

                                       6       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Par
Amount
(000)    Description                                     Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------
         Producer Manufacturing 3.6%
$  750   Cemex SA de CV - ADR (Mexico).................  4.250   11/01/97  $    741,562
   475   Robbins & Myers, Inc. ........................  6.500   09/01/03       650,750
   275   Thermo Electron Corp. ........................  5.000   04/15/01       455,125
   400   USA Waste Services, Inc. .....................  4.000   02/01/02       432,500
   774   WMX Technologies, Inc.........................  2.000   01/24/05       717,885
                                                                           ------------
                                                                              2,997,822
                                                                           ------------
         Raw Materials/Processing Industries 1.2%
   300   Altos Hornos de Mexico, SA (Mexico)...........  5.500   12/15/01       286,500
   600   P T Indorayon.................................  5.500   10/01/02       716,250
                                                                           ------------
                                                                              1,002,750
                                                                           ------------
         Technology 6.3%
   450   Adaptec, Inc., 144A - Private Placement (a)...  4.750   02/01/04       447,187
   175   Applied Magnetics Corp. ......................  7.000   03/15/06       242,812
   350   Comverse Technology, Inc., 144A - Private
         Placement (a).................................  5.750   10/01/06       456,750
   330   Dovatron International, Inc. .................  6.000   10/15/02       437,250
   300   First Financial Management Corp. .............  5.000   12/15/99       611,625
   925   Motorola, Inc., LYONS.........................      *   09/27/13       816,313
   750   Photronics, Inc. .............................  6.000   06/01/04       835,312
   225   SCI Systems, Inc. ............................  5.000   05/01/06       325,688
   200   Titan Corp. ..................................  8.250   11/01/03       271,000
   450   Xerox Credit Corp. ...........................  2.875   07/01/02       452,250
   350   Xilinx, Inc., 144A - Private Placement (a)....  5.250   11/01/02       404,250
                                                                           ------------
                                                                              5,300,437
                                                                           ------------
         Utilities 1.5%
 1,239   Potomac Electric Power Co.....................  7.000   01/15/18     1,254,487
                                                                           ------------
             Total Convertible Debt......................................    42,915,787
                                                                           ------------

                                    7          See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                                              Shares    Market Value
-----------------------------------------------------------------------------------------------
Convertible Preferred 22.6%
Consumer Distribution 1.4%
Kmart Financing, Inc., 7.750%........................................    22,000      $1,207,250
                                                                                     ----------
Consumer Services 4.1%
SFX Broadcasting, Inc., 6.500%.......................................     9,500         527,250
Apple South, Inc., 7.00%, 144A - Private Placement (a)...............     7,500         469,688
Golden Books, 8.75%, 144A - Private Placement (a)....................    15,200         940,500
Host Marriot Quips, 6.75%, 144A - Private Placement (a)..............    15,000         873,750
TCI Communication, Inc., $2.125 dividend per share...................    15,000         648,750
                                                                                     ----------
                                                                                      3,459,938
                                                                                     ----------
Energy 1.8%
MCN Energy Group, PRIDES, 8.75%......................................    15,400         424,053
Unocal Corp., 6.25%..................................................    19,000       1,075,875
                                                                                     ----------
                                                                                      1,499,928
                                                                                     ----------
Entertainment/Leisure 0.8%
Royal Caribbean Cruises Ltd., 7.25%..................................    10,000         617,500
                                                                                     ----------

Finance 7.9%
American Bankers Insurance Group, Inc., 6.50%........................    10,700         770,400
Conseco, Inc., PRIDES, 7.00%.........................................     3,500         454,125
Finova Finance Trust, 5.50%..........................................    20,000       1,150,000
Jefferson Pilot Corp., ACES, 7.25%...................................    10,000       1,147,500
National Australia Bank, 7.875%......................................    32,000         894,000
Sovereign Bancorp, $3.125 dividend per share.........................    15,000       1,425,000
SunAmerica, Inc., PERCS, 8.50%.......................................    19,500         850,688
                                                                                     ----------
                                                                                      6,691,713
                                                                                     ----------
Raw Materials/Processing Industries 3.5%
Boise Cascade Corp., $1.58 dividend per share........................    35,000         997,500
Crown Cork & Seal, Inc., 4.50%.......................................     5,000         252,500
Freeport McMoran Copper & Gold, Inc., $1.25 dividend per share.......    11,700         320,288
International Paper Corp., 5.25%.....................................    17,000         901,000
Timet Capital Trust, 6.625%, 144A - Private Placement (a)............     8,700         458,925
                                                                                     ----------
                                                                                      2,930,213
                                                                                     ----------
Technology 0.6%
Microsoft Corp., $2.196 dividend per share...........................     6,000         522,000
                                                                                     ----------

                                       8       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                                              Shares    Market Value
-----------------------------------------------------------------------------------------------
Utilities 2.5%
Calenergy Co., Inc., 6.25%, 144A - Private Placement (a).............     7,500     $   424,688
Cincinnati Gas & Electric Co., DECS, 6.25%...........................     7,500         474,731
Citizens Utility Co., 5.00%..........................................     8,000         351,000
Nextel Communications, Inc., STRYPES, 7.25%..........................    22,500         413,438
Nortel Invesora SA, (Argentina), MEDS, 10.00%........................     9,500         466,688
                                                                                    -----------
                                                                                      2,130,545
                                                                                    -----------
      Total Convertible Preferred...............................................     19,059,087
                                                                                    -----------
Common Stock 11.1%
Consumer Non-Durables 1.3%
Philip Morris Cos., Inc..............................................    13,000         576,875
RJR Nabisco Holdings Corp............................................    16,800         554,400
                                                                                    -----------
                                                                                      1,131,275
                                                                                    -----------
Energy 2.3%
Amoco Corp...........................................................     5,000         434,688
British Petroleum PLC - ADR (United Kingdom).........................     4,000         299,500
Exxon Corp...........................................................     4,000         246,000
Texaco, Inc..........................................................     4,800         522,000
USX Marathon Group...................................................    15,000         433,125
                                                                                    -----------
                                                                                      1,935,313
                                                                                    -----------
Finance 2.6%
Chase Manhattan Corp.................................................     9,200         892,975
Citicorp.............................................................     3,500         421,969
First Bank System, Inc...............................................    10,000         853,750
                                                                                    -----------
                                                                                      2,168,694
                                                                                    -----------
Health Care 0.3%
FPA Medical Management, Inc. (b).....................................    10,000         236,875
                                                                                    -----------
Technology 3.2%
Compaq Computer Corp. (b)............................................     9,000         893,250
International Business Machines Corp.................................    14,900       1,343,794
Lucent Technologies, Inc.............................................     6,800         490,025
                                                                                    -----------
                                                                                      2,727,069
                                                                                    -----------
Utilities 1.4%
Potomac Electric Power Co............................................    31,000         716,875
SBC Communications, Inc..............................................     7,000         433,125
                                                                                    -----------
                                                                                      1,150,000
                                                                                    -----------
      Total Common Stock........................................................      9,349,226
                                                                                    -----------
Total Long-Term Investments 84.6% (Cost $63,650,938)............................     71,324,100
                                                                                    -----------

                                       9       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

Description                                                                                      Market Value
-------------------------------------------------------------------------------------------------------------
Short-Term Investments 12.7%
U.S. Government Obligations 7.1%
Federal Home Loan Mortgage Corp. Discount Note
($6,000,000 par, yielding 5.55%, 07/15/97 maturity)...........................................    $ 5,986,400
                                                                                                  -----------
Commercial Paper 5.6%
General Electric Capital Corp. ($2,350,000 par, yielding 6.05%, 07/01/97 maturity)............      2,349,605
Prudential Funding Corp. ($2,345,000 par, yielding 6.03%, 07/01/97 maturity)..................      2,344,607
                                                                                                  -----------
                                                                                                    4,694,212
                                                                                                  -----------
Total Short-Term Investments
  (Cost $10,680,612)..........................................................................     10,680,612
                                                                                                  -----------
Total Investments 97.3%
  (Cost $74,331,550)..........................................................................     82,004,712
Other Assets in Excess of Liabilities 2.7%....................................................      2,258,463
                                                                                                  -----------
Net Assets 100.0%.............................................................................    $84,263,175
                                                                                                  ===========

* Zero Coupon Bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically convertible equity securities
DECS--Debt exchangeable for common stock, traded in shares
LYON--Liquid yield option note
MEDS--Mandatorily exchangeable debt security
PERCS--Preference equity redemption cumulative stock
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
STRYPES--Structured yield product exchangeable for stock, traded in shares


                                       10      See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $74,331,550 ) .........................    $  82,004,712
Cash ..........................................................            1,934
Receivables:
    Investments Sold ..........................................        2,475,095
    Interest ..................................................          563,315
    Dividends .................................................           52,299
Other .........................................................           16,842
                                                                   -------------
    Total Assets ..............................................       85,114,197
                                                                   -------------
Liabilities:
Payables:
    Investments Purchased .....................................          665,820
    Fund Shares Repurchased ...................................          121,456
    Investment Advisory Fee ...................................           34,429
    Affiliates ................................................            1,420
Accrued Expenses ..............................................           16,729
Retirement Plan ...............................................           11,168
                                                                   -------------
    Total Liabilities .........................................          851,022
                                                                   -------------
Net Assets ....................................................    $  84,263,175
                                                                   =============
Net Assets Consist of:
Common Shares ($1.00 par value with 12,500,000 shares
  authorized, 3,251,324 shares issued, of which 9,500 are
  held in treasury and 3,241,824 are outstanding) .............    $   3,241,824
Paid in Surplus ...............................................       68,041,601
Net Unrealized Appreciation ...................................        7,673,162
Accumulated Net Realized Gain .................................        5,015,784
Accumulated Undistributed Net Investment Income ...............          290,804
                                                                   -------------
Net Assets ....................................................    $  84,263,175
                                                                   =============
Net Asset Value Per Share ($84,263,175 divided by 3,241,824
  shares outstanding) .........................................           $25.99
                                                                   =============


                                      11       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment Income:
Interest.......................................   $1,280,784
Dividends......................................      682,458
                                                  ----------
     Total Income..............................    1,963,242
                                                  ----------
Expenses:
Investment Advisory Fee........................      201,065
Shareholder Reports............................       23,191
Shareholder Services...........................       19,987
Trustees Fees and Expenses.....................       10,296
Legal..........................................        8,873
Custody........................................        7,215
Other..........................................       50,527
                                                  ----------
     Total Expenses............................      321,154
                                                  ----------
Net Investment Income..........................   $1,642,088
                                                  ==========
Realized and Unrealized Gain/Loss:
Net Realized Gain..............................   $5,040,529
                                                  ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period......................    7,632,243
  End of the Period............................    7,673,162
                                                  ----------
Net Unrealized Appreciation During the Period..       40,919
                                                  ----------
Net Realized and Unrealized Gain...............   $5,081,448
                                                  ==========
Net Increase in Net Assets From Operations.....   $6,723,536
                                                  ==========

                                12             See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Six Months Ended June 30, 1997 and
                 the Year Ended December 31, 1996 (Unaudited)
================================================================================

                                                              Six Months Ended          Year Ended
                                                                 June 30, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.......................................       $ 1,642,088         $ 3,136,862
Net Realized Gain...........................................         5,040,529           4,930,880
Net Unrealized Appreciation During the Period...............            40,919             801,428
                                                                   -----------         -----------
Change in Net Assets from Operations........................         6,723,536           8,869,170
                                                                   -----------         -----------
Distributions from Net Investment Income....................        (1,427,107)         (3,239,657)
Distributions in Excess of Net Investment Income............             --0--             (18,985)
                                                                   -----------         -----------
Distributions from and in Excess of Net Investment Income...        (1,427,107)         (3,258,642)
Distributions from Net Realized Gain........................          (299,227)         (5,478,337)
                                                                   -----------         -----------
 Total Distributions........................................        (1,726,334)         (8,736,979)
                                                                   -----------         -----------
Net Change in Net Assets from Investment Activities.........         4,997,202             132,191
Net Assets:
Beginning of the Period.....................................        79,265,973          79,133,782
                                                                   -----------         -----------
End of the Period (Including accumulated undistributed net
investment income of $290,804 and $75,823, respectively)....       $84,263,175         $79,265,973
                                                                   ===========         ===========

                                   13          See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one common share of the
        Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                        Six Months Ended
                                                                           -----------------
                                                           June 30, 1997      1996      1995
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period................................        $24.451   $ 24.41   $ 21.62
                                                                 -------   -------   -------
  Net Investment Income..................................           .506      .968      1.14
  Net Realized and Unrealized Gain/Loss..................          1.569     1.768    3.5325
                                                                 -------   -------   -------
Total from Investment Operations.........................          2.075     2.736    4.6725
                                                                 -------   -------   -------

Less:
  Distributions from and in Excess of Net Investment
  Income.................................................           .440     1.005      1.15
  Distributions from and in Excess of Net Realized Gain..           .093     1.690     .7325
                                                                 -------   -------   -------
Total Distributions......................................           .533     2.695    1.8825
                                                                 -------   -------   -------
Net Asset Value, End of the Period.......................        $25.993   $24.451   $ 24.41
                                                                 =======   =======   =======
Market Price Per Share at End of the Period..............        $22.250   $21.125   $21.375
Total Investment Return at Market Price (a,d)............          7.93%*   11.67%    28.88%
Total Return at Net Asset Value (b,d)....................          8.94%*   11.51%    23.42%
Net Assets at End of the Period (In millions)............        $  84.3   $  79.3   $  79.1
Ratio of Expenses to Average Net Assets..................           .80%      .88%      .80%
Ratio of Net Investment Income to Average Net Assets.....          4.08%     3.88%     4.82%
Portfolio Turnover.......................................            67%*     140%      127%
Average Commission Per Equity Share
  Traded (c).............................................        $ .0587   $ .0604   $ .0277

(a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

(d)  This disclosure was not required in fiscal years prior to 1992.

* Non-Annualized

================================================================================
Year Ended December 31,
--------------------------------------------------------------------------------
    1994        1993        1992        1991         1990        1989       1988
--------------------------------------------------------------------------------

$  24.88     $ 23.64     $ 22.23     $ 19.41     $  22.73     $ 21.94    $ 21.46
--------     -------     -------     -------     --------     -------    -------
    1.09        1.15       1.175        1.32         1.47        1.51       1.44
   (2.56)       2.01       1.415        2.90      (3.2475)      1.595     1.8425
--------     -------     -------     -------     --------     -------    -------
   (1.47)       3.16        2.59        4.22      (1.7775)      3.105     3.2825
--------     -------     -------     -------     --------     -------    -------


    1.10        1.12        1.18        1.40         1.40        1.57       1.47
     .69         .80         -0-         -0-        .1425        .745     1.3325
--------     -------     -------     -------     --------     -------    -------
    1.79        1.92        1.18        1.40       1.5425       2.315     2.8025
--------     -------     -------     -------     --------     -------    -------
$  21.62     $ 24.88     $ 23.64     $ 22.23     $  19.41     $ 22.73    $ 21.94
========     =======     =======     =======     ========     =======    =======

$ 18.125     $22.375     $20.375     $19.250     $ 16.625     $20.125    $19.875
 (11.71%)     19.43%      12.31%      24.68%      (10.39%)         --         --
  (5.29%)     14.50%      12.84%      23.32%       (7.37%)         --         --
$   70.1     $  80.7     $  76.6     $  72.1     $   62.9     $  73.7    $  70.3
    .82%        .87%        .88%        .89%         .86%        .84%       .82%
   4.70%       4.60%       5.28%       6.41%        7.01%       6.47%      6.30%
    111%        128%         87%        168%          95%         90%        69%

      --          --          --          --           --          --         --

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Convertible Securities Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

     Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 28% of the investment portfolio at the end of the period.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securi-

                           June 30, 1997 (Unaudited)
================================================================================

ties only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $74,331,550; the aggregate gross unrealized appreciation is $8,547,432 and the aggregate gross unrealized depreciation is $874,270, resulting in net unrealized appreciation of $7,673,162.

E. Distribution of Income and Gains--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                           June 30, 1997 (Unaudited)
================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $150 million...................................................  .50 of 1%
Next $100 million....................................................  .45 of 1%
Next $100 million....................................................  .40 of 1%
Over $350 million....................................................  .35 of 1%

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $9,200 representing Van Kampen American Capital, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Trustees of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

3. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $47,916,423 and $57,457,654, respectively.

                          Dividend Reinvestment Plan

================================================================================

The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

     You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

     You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own of record the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

     Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              Boston EquiServe LP
                                 P.O. Box 8200
                             Boston, MA 02266-8200
                                  800-341-2929

     If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

            Van Kampen American Capital Convertible Securities Fund

Board of Trustees
Donald M. Carlton
A. Benton Cocanougher
Stephen R. Gross
Alan G. Merten
Steven Muller
R. Richardson Pettit
Don G. Powell* -- Chairman
Alan B. Shepard, Jr.

Officers
Don G. Powell*
 President
Dennis J. McDonnell*
 Executive Vice President
Ronald A. Nyberg*
 Vice President and Corporate Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter Hegel*
Alan Sachtleben*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian
State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02101

Shareholder Servicing Agent
Boston EquiServe LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

Independent Accountants
Ernst & Young LLP
1221 McKinney Suite 2400
Houston, Texas 77010


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc. 1997 All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.


                     -------------------------------------

                     INQUIRIES ABOUT AN INVESTOR'S ACCOUNT
                           SHOULD BE REFERRED TO THE
                             FUND'S TRANSFER AGENT
                               BOSTON EQUISERVE
                                 P.O. BOX 8200
                       BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 821-1238
                         ALASKA, CALIFORNIA AND HAWAII
                         CALL COLLECT: (713) 993-0500
                                EXTENSION: 2223

                     -------------------------------------

                              -------------------
                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                   VAN KAMPEN
                                AMERICAN CAPITAL
                              -------------------

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181